 Prudential Funds

Supplement dated September 5, 2017 to the currently effective Statements of Additional Information (SAI)

_____________________________________________________________________________________

At a recent meeting, the Boards of Directors/Trustees of the Prudential Funds elected two new individuals to serve as Directors/Trustees, effective as of September 1, 2017. To reflect their appointment, the Independent Board Member biographical table appearing in Part I of each SAI is hereby revised by including the following new information:

Name, Address, Age Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held
Barry H. Evans (56) Board Member No. of Portfolios Overseen: 87	Retired; Formerly President (2005 – 2016), Global Chief Operating Officer (2014– 2016), Chief Investment Officer – Global Head of Fixed Income (1998-2014), and various portfolio manager roles (1986-2006), Manulife Asset Management U.S.	Director, Manulife Trust Company (2011- present); Director, Manulife Asset Management Limited (2015-present); Formerly Chairman of the Board of Directors of Manulife Asset Management U.S. (2005-2016); Formerly Chairman of the Board, Declaration Investment Management and Research (2008-2016)
Laurie Simon Hodrick (54) Board Member No. of Portfolios Overseen: 87	A. Barton Hepburn Professor of Economics in the Faculty of Business, Columbia Business School (since 1996); Visiting Professor of Law and Rock Center for Corporate Governance Fellow, Stanford Law School (since 2015); Visiting Fellow, Hoover Institution, Stanford University (since 2015); Sole Member, ReidCourt LLC (since 2008) (a consulting firm); Formerly Managing Director, Global Head of Alternative Investment Strategies, Deutsche Bank (2006-2008); Formerly Director/Trustee, Merrill Lynch Investment Managers (1999-2006)	Independent Director, Corporate Capital Trust (since April 2017) (a business development company)

LR977